CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($)	12 Months Ended
	May 31, 2016	May 31, 2015
Revenue	$ 0	$ 0
Cost of goods sold	0	0
Gross margin	0	0
Selling, general and administrative expenses	1,314,225	998,994
Professional fees	955,810	504,354
Total operating expenses	2,270,035	1,503,348
Operating loss	(2,270,035)	(1,503,348)
Other (income) expense:
Interest expense	402,021	12,239
Change in fair value of derivative	(61,757)	0
Total other expense	340,264	12,239
Income (Loss) before income taxes	(2,610,299)	(1,515,587)
Income tax expense	0	0
Net income (loss)	$ (2,610,299)	$ (1,515,587)
Net income (loss) per share - basic (in Dollars per share)	$ (0.13)	$ (0.24)
Net income (loss) per share - diluted (in Dollars per share)	$ (0.13)	$ (0.24)
Weighted average shares outstanding - basic (in Shares)	20,146,260	6,356,167
Weighted average shares outstanding - diluted (in Shares)	20,146,260	6,356,167